INVESCO INTERNATIONAL GROWTH FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   10/31/2011
FILE NUMBER:         811-6463
Series No.:          1

72DD.      1    Total income dividends for which record date passed during the period. (000's Omitted)
                Class A               $ 19,147
           2    Dividends for a second class of open-end company shares (000's Omitted)
                Class B               $    161
                Class C               $    454
                Class R               $    898
                Class Y               $  2,155
                Institutional Class   $ 17,496

73A.            Payments per share outstanding during the entire current period: (form nnn.nnnn)
           1    Dividends from net investment income
                Class A                 0.2673
           2    Dividends for a second class of open-end company shares (form nnn.nnnn)
                Class B                 0.0801
                Class C                 0.0801
                Class R                 0.2077
                Class Y                 0.3311
                Institutional Class     0.3708

74U.       1    Number of shares outstanding (000's Omitted)
                Class A                 77,820
           2    Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                Class B                  2,363
                Class C                  5,974
                Class R                  4,289
                Class Y                 27,949
                Institutional Class     54,270

74V.       1    Net asset value per share (to nearest cent)
                Class A               $  26.43
           2    Net asset value per share of a second class of open-end company shares (to nearest cent)
                Class B               $  24.41
                Class C               $  24.43
                Class R               $  26.13
                Class Y               $  26.53
                Institutional Class   $  26.86

INVESCO GLOBAL SMALL & MID CAP GROWTH FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   10/31/2011
FILE NUMBER:         811-6463
SERIES NO.:          3

72DD.      1    Total income dividends for which record date passed during the period. (000's Omitted)
                Class A               $  2,433
           2    Dividends for a second class of open-end company shares (000's Omitted)
                Class Y               $     53
                Institutional Class   $    262

73A.            Payments per share outstanding during the entire current period: (form nnn.nnnn)
           1    Dividends from net investment income
                Class A                 0.0776
           2    Dividends for a second class of open-end company shares (form nnn.nnnn)
                Class Y                 0.1214
                Institutional Class     0.1704

74U.       1    Number of shares outstanding (000's Omitted)
                Class A                 28,371
           2    Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                Class B                  1,469
                Class C                  1,484
                Class Y                    422
                Institutional Class      1,276

74V.       1    Net asset value per share (to nearest cent)
                Class A               $  17.93
           2    Net asset value per share of a second class of open-end company shares (to nearest cent)
                Class B               $  15.74
                Class C               $  15.75
                Class Y               $  18.00
                Institutional Class   $  17.95

INVESCO GLOBAL GROWTH FUND                                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:      10/31/2011
FILE NUMBER:            811-6463
SERIES NO.:             5

72DD.      1    Total income dividends for which record date passed during the period. (000's Omitted)
                Class A               $   1,240
           2    Dividends for a second class of open-end company shares (000's Omitted)
                Class Y               $     12
                Institutional Class   $     --

73A.            Payments per share outstanding during the entire current period: (form nnn.nnnn)
           1    Dividends from net investment income
                Class A                 0.1352
           2    Dividends for a second class of open-end company shares (form nnn.nnnn)
                Class Y                 0.1908
                Institutional Class     0.2574

74U.       1    Number of shares outstanding (000's Omitted)
                Class A                  8,333
           2    Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                Class B                    517
                Class C                    520
                Class Y                     63
                Institutional Class         14

74V.       1    Net asset value per share (to nearest cent)
                Class A               $  22.26
           2    Net asset value per share of a second class of open-end company shares (to nearest cent)
                Class B               $  20.83
                Class C               $  20.83
                Class Y               $  22.33
                Institutional Class   $  22.33

INVESCO ASIA PACIFIC GROWTH FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2011
FILE NUMBER:        811-6463
SERIES NO.:         9

72DD.       1     Total income dividends for which record date passed during the period. (000's Omitted)
                  Class A                        $ 3,296
            2     Dividends for a second class of open-end company shares (000's Omitted)
                  Class B                        $    92
                  Class C                        $   205
                  Class Y                        $   325

73A.              Payments per share outstanding during the entire current period: (form nnn.nnnn)
            1     Dividends from net investment income
                  Class A                         0.2324
            2     Dividends for a second class of open-end company shares (form nnn.nnnn)
                  Class B                         0.0647
                  Class C                         0.0647
                  Class Y                         0.2917

74U.        1     Number of shares outstanding (000's Omitted)
                  Class A                         13,577
            2     Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                  Class B                          1,137
                  Class C                          2,893
                  Class Y                          1,258

74V.        1     Net asset value per share (to nearest cent)
                  Class A                        $ 28.42
            2     Net asset value per share of a second class of open-end company shares (to nearest cent)
                  Class B                        $ 26.73
                  Class C                        $ 26.60
                  Class Y                        $ 28.52

INVESCO EUROPEAN GROWTH FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2011
FILE NUMBER:        811-6463
SERIES NO.:         10

72DD.     1     Total income dividends for which record date passed during the period. (000's Omitted)
                Class A                        $ 5,035
          2     Dividends for a second class of open-end company shares (000's Omitted)
                Class B                        $   145
                Class C                        $   254
                Class R                        $   166
                Class Y                        $ 2,801
                Investor Class                 $ 2,105

73A.            Payments per share outstanding during the entire current period: (form nnn.nnnn)
          1     Dividends from net investment income
                Class A                         0.3655
          2     Dividends for a second class of open-end company shares (form nnn.nnnn)
                Class B                         0.1351
                Class C                         0.1351
                Class R                         0.2894
                Class Y                         0.4421
                Investor Class                  0.3747

74U.      1     Number of shares outstanding (000's Omitted)
                Class A                         12,047
          2     Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                Class B                            749
                Class C                          1,452
                Class R                            497
                Class Y                          7,138
                Investor Class                   5,117

74V.      1     Net asset value per share (to nearest cent)
                Class A                        $ 30.13
          2     Net asset value per share of a second class of open-end company shares (to nearest cent)
                Class B                        $ 28.27
                Class C                        $ 28.30
                Class R                        $ 30.00
                Class Y                        $ 30.22
                Investor Class                 $ 30.07

INVESCO INTERNATIONAL CORE EQUITY FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2011
FILE NUMBER:        811-6463
SERIES NO.:         11

72DD.     1     Total income dividends for which record date passed during the period. (000's Omitted)
                Class A                        $   492
          2     Dividends for a second class of open-end company shares (000's Omitted)
                Class B                        $    20
                Class C                        $    58
                Class R                        $    27
                Class Y                        $    27
                Investor Class                 $   232
                Institutional Class            $ 4,423

73A.            Payments per share outstanding during the entire current period: (form nnn.nnnn)
          1     Dividends from net investment income
                Class A                         0.1340
          2     Dividends for a second class of open-end company shares (form nnn.nnnn)
                Class B                         0.0319
                Class C                         0.0314
                Class R                         0.0992
                Class Y                         0.1683
                Investor Class                  0.1340
                Institutional Class             0.2145

74U.      1     Number of shares outstanding (000's Omitted)
                Class A                          4,391
          2     Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                Class B                            466
                Class C                          1,601
                Class R                            288
                Class Y                            133
                Investor Class                   1,575
                Institutional Class             20,753

74V.      1     Net asset value per share (to nearest cent)
                Class A                        $ 10.02
          2     Net asset value per share of a second class of open-end company shares (to nearest cent)
                Class B                        $ 10.00
                Class C                        $  9.74
                Class R                        $ 10.01
                Class Y                        $ 10.18
                Investor Class                 $ 10.16
                Institutional Class            $ 10.04